Exhibit 10.3

SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE (this “Agreement”) is made and entered into as of the 30th day of January, 2019 by and between The Garr Group, Inc. (“Garr Group”) and Alliance MMA, Inc. (“AMMA”). Garr Group and AMMA are hereinafter referred to collectively from time to time as the “Parties”.

WHEREAS, on November 30, 2016, Garr Group and AMMA entered into a Sublease Agreement, whereby Garr Group agreed to sublease certain real property located at 1 Keystone

Avenue, Cherry Hill, New Jersey 08003 (the “Property”) to AMMA, upon certain terms and conditions;

WHEREAS, under the Sublease Agreement, AMMA is required to pay Garr Group rent in the amount of $11,165.00 per month from February 1, 2018 to June 30, 2019;

WHEREAS, AMMA failed to pay Garr Group rent owing and due under the Sublease from March 2018 to the present;

WHEREAS, Garr Group initiated an action against AMMA in the New Jersey Superior Court, Law Division, Camden County, under the caption The Garr Group, Inc. v. Alliance MMA, Inc., Docket No.: 3310-18 (the “Action”);

WHEREAS, the Parties desire to resolve the Action amicably and desire to memorialize the terms and conditions of such resolution in this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, and intending to be legally bound, the Parties agree as follows:

1. PAYMENT AND ISSUANCE OF STOCK OPTIONS. AMMA shall pay to Garr Group either: (1) the sum of Seventy-Five Thousand Dollars ($75,000.00) on or before February 4, 2019 or (2) the sum of Ninety Thousand Dollars ($90,000.00) on or before February 25, 2019. In addition, upon execution of this Agreement, AMMA shall issue stock options to Garr Group with a “Black-Scholes” value of Fifty Thousand Dollars ($50,000).

2.       RELEASE. The Parties hereby forever RELEASE AND DISCHARGE each other’s respective past and present principals, agents, partners, members, managers, employees, insurers, owners, stockholders, predecessors, successors, assigns, devises, directors, officers, subsidiaries, parent companies, attorneys, heirs and administrators from any and all asserted or potential claims, causes of action (at law or equity), liabilities, damages or losses of any kind, anticipated or unanticipated, known or unknown, which the Parties may have against each other up to and including the date of this Agreement. IT IS UNDERSTOOD, ACKNOWLEDGED AND AGREED BY AMMA THAT GARR GROUP’S RELEASE OF ANY SUCH CLAIMS AGAINST AMMA IS CONTINGENT UPON AMMA’S PAYMENT IN FULL OF THE SUM SET FORTH IN SECTION 1 ABOVE BY THE APPLICABLE DATE.

3.       DEFAULT. Failure on the part of AMMA to tender the payment listed in Section 1 to Garr Group by the applicable date shall be deemed a default under this Agreement. In the event of a default by AMMA, the sum of One Hundred Sixty Seven Thousand Nine Hundred Fifteen Dollars and Ninety One Cents ($167,915.91) shall become immediately due and payable, plus any attorneys’ fees and costs incurred by Garr Group in enforcing the terms hereof. Furthermore, in the event of a default, Garr Group shall have the right, without notice to AMMA and without further application to the court, to enter judgment in the amount of One Hundred Sixty Seven Thousand Nine Hundred Fifteen Dollars and Ninety One Cents ($167,915.91), together with any attorneys’ fees and costs incurred by Garr Group in enforcing the terms hereof upon presentation of a certification to the clerk of the facts of the default.

4.       COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the Parties and supersedes all oral and written agreements, if any, between the parties. No amendment or modification changing the scope or terms of this Agreement shall have any force or effect unless it is in writing and signed by all Parties.

5.       CONFIDENTIALITY. The Parties agree that the terms and existence of this Agreement are and shall remain confidential and shall not be discussed or disclosed to any person other than the Parties to this Agreement, their attorneys, and their accountants, except that disclosure concerning the Agreement may be made (1) pursuant to an order of a court of competent jurisdiction, to comply with any statute, regulation, or ordinance, (2) to comply with any lawful subpoena, or (3) in any proceeding to enforce the terms of this Agreement.

6.       SIGNATURES. The Parties intend and agree that a carbon copy, photocopy, pdf, facsimile or other electronic reproduction of this Agreement with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original signature document for all purposes, including all matters of evidence and the “best evidence” rules. This Agreement may be signed in counterparts.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have hereby executed this Settlement Agreement and Release on the date shown below.

THE GARR GROUP, INC.

By: /s/ Emily Gottschalk

Print Name: Emily Gottschalk

_________________________	Title: President
Witness

ALLIANCE MMA, INC.

By: /s/ John Price

Print Name: John Price

_________________________	Title: President
Witness